Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2019

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Note:

Unless otherwise stated, all references in this financial supplement to net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

In the first quarter of 2019, the company revised how it taxes the adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) to align the tax rate used in the reconciliation to each segment’s local jurisdictional tax rate. Beginning in the first quarter of 2019, the company used a tax rate of 27% and 30% for its Canada and Australia Mortgage Insurance segments, respectively, to tax effect their adjustments. Its domestic segments remain at a 21% tax rate. In 2018, the company assumed a flat 21% tax rate on adjustments for all of its segments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss). These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

Prior year amounts have not been re-presented to reflect this revised presentation; however, the previous methodology would not have resulted in a materially different segment-level adjusted operating income (loss).

In the second quarter of 2019, the company recorded a pre-tax loss of $1 million, net of the portion attributable to noncontrolling interests, related to the early redemption of CAD$100 million of Genworth MI Canada Inc.’s senior notes originally scheduled to mature in June 2020. The company recorded a pre-tax expense of $4 million in the first quarter of 2019 and $2 million in the third quarter of 2018 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the fourth quarter of 2018 related to Genworth Holdings, Inc.’s bond consent solicitation of $6 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its international businesses at their local jurisdictional tax rates and its domestic businesses at the U.S. corporate federal income tax rate of 21%. The company’s segment tax methodology applies the respective jurisdictional or domestic tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign withholding taxes and permanent differences between U.S. GAAP and local tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,744	$10,582	$10,406	$10,731	$10,583
Total accumulated other comprehensive income	3,013	2,492	2,044	2,067	2,327

Total Genworth Financial, Inc.’s stockholders’ equity	$13,757	$13,074	$12,450	$12,798	$12,910

Book value per share	$27.32	$25.98	$24.86	$25.56	$25.78
Book value per share, excluding accumulated other comprehensive income	$21.34	$21.03	$20.78	$21.43	$21.14
Common shares outstanding as of the balance sheet date	503.5	503.3	500.8	500.8	500.7

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. GAAP Basis ROE	1.5%	1.7%	1.1%	7.7%	7.4%
Operating ROE(1)	1.7%	1.7%	1.7%	7.6%	7.1%

	Three months ended
Quarterly Average ROE	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. GAAP Basis ROE	6.3%	6.6%	(12.5)%	5.5%	7.2%
Operating ROE(1)	7.7%	4.6%	(11.0)%	5.4%	7.6%

Basic and Diluted Shares	Three months ended June 30, 2019	Six months ended June 30, 2019
Weighted-average common shares used in basic earnings per share calculations	503.4	502.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	5.3	6.4

Weighted-average common shares used in diluted earnings per share calculations	508.7	508.7

(1)	See page 48 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,126	$1,114	$2,240	$1,121	$1,122	$1,136	$1,140	$4,519
Net investment income	852	829	1,681	815	815	828	804	3,262
Net investment gains (losses)	(45)	74	29	(114)	13	(14)	(31)	(146)
Policy fees and other income	223	187	410	191	193	209	202	795

Total revenues	2,156	2,204	4,360	2,013	2,143	2,159	2,115	8,430

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,270	1,301	2,571	1,847	1,321	1,205	1,311	5,684
Interest credited	146	147	293	152	151	152	156	611
Acquisition and operating expenses, net of deferrals	247	251	498	261	243	253	240	997
Amortization of deferred acquisition costs and intangibles	95	91	186	92	83	112	104	391
Interest expense	73	72	145	74	72	77	76	299

Total benefits and expenses	1,831	1,862	3,693	2,426	1,870	1,799	1,887	7,982

INCOME (LOSS) BEFORE INCOME TAXES	325	342	667	(413)	273	360	228	448
Provision (benefit) for income taxes	107	112	219	(86)	63	111	63	151

NET INCOME (LOSS)	218	230	448	(327)	210	249	165	297
Less: net income attributable to noncontrolling interests	50	56	106	2	64	59	53	178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$168	$174	$342	$(329)	$146	$190	$112	$119

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.33	$0.35	$0.68	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.33	$0.34	$0.67	$(0.66)	$0.29	$0.38	$0.22	$0.24
Weighted-average common shares outstanding
Basic	503.4	501.2	502.3	500.8	500.7	500.6	499.6	500.4
Diluted(1)	508.7	508.6	508.7	500.8	503.3	502.6	502.7	504.2

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS)	$218	$230	$448	$(327)	$210	$249	$165	$297
Less: net income attributable to noncontrolling interests	50	56	106	2	64	59	53	178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	168	174	342	(329)	146	190	112	119
ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	43	(71)	(28)	42	(3)	12	17	68
(Gains) losses on early extinguishment of debt, net(2)	1	—	1	—	—	—	—	—
Expenses related to restructuring	—	4	4	—	2	—	—	2
Fees associated with bond consent solicitation	—	—	—	6	—	—	—	6
Taxes on adjustments	(8)	14	6	(10)	—	(2)	(4)	(16)

ADJUSTED OPERATING INCOME (LOSS)	$204	$121	$325	$(291)	$145	$200	$125	$179

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$147	$124	$271	$124	$118	$137	$111	$490
Canada Mortgage Insurance segment	41	41	82	48	44	46	49	187
Australia Mortgage Insurance segment	13	14	27	18	17	22	19	76
U.S. Life Insurance segment:
Long-Term Care Insurance	37	(20)	17	(314)	(24)	22	(32)	(348)
Life Insurance	10	(2)	8	(108)	(2)	4	(1)	(107)
Fixed Annuities	19	17	36	(3)	23	31	28	79

Total U.S. Life Insurance segment	66	(5)	61	(425)	(3)	57	(5)	(376)

Runoff segment	9	20	29	(2)	14	13	10	35
Corporate and Other	(72)	(73)	(145)	(54)	(45)	(75)	(59)	(233)

ADJUSTED OPERATING INCOME (LOSS)	$204	$121	$325	$(291)	$145	$200	$125	$179

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.33	$0.35	$0.68	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.33	$0.34	$0.67	$(0.66)	$0.29	$0.38	$0.22	$0.24
Adjusted operating income (loss) per share
Basic	$0.40	$0.24	$0.65	$(0.58)	$0.29	$0.40	$0.25	$0.36
Diluted	$0.40	$0.24	$0.64	$(0.58)	$0.29	$0.40	$0.25	$0.36
Weighted-average common shares outstanding
Basic	503.4	501.2	502.3	500.8	500.7	500.6	499.6	500.4
Diluted(3)	508.7	508.6	508.7	500.8	503.3	502.6	502.7	504.2

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).

(2)	For the three months ended June 30, 2019, (gains) losses on the early extinguishment of debt were adjusted for the portion attributable to noncontrolling interests of $1 million.
(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$63,774	$61,360	$59,661	$59,404	$60,032
Equity securities, at fair value	644	635	655	783	758
Commercial mortgage loans(1)	7,019	6,988	6,749	6,655	6,570
Policy loans	2,076	1,994	1,861	1,859	1,872
Other invested assets	1,535	1,208	1,188	1,354	1,650

Total investments	75,048	72,185	70,114	70,055	70,882
Cash, cash equivalents and restricted cash	1,938	2,221	2,177	2,505	2,243
Accrued investment income	626	726	675	657	602
Deferred acquisition costs	2,105	2,219	3,263	3,336	3,086
Intangible assets and goodwill	244	265	347	355	354
Reinsurance recoverable	17,211	17,257	17,278	17,351	17,385
Other assets	564	532	474	467	574
Deferred tax asset	383	573	736	650	601
Separate account assets	6,187	6,210	5,859	6,745	6,750

Total assets	$104,306	$102,188	$100,923	$102,121	$102,477

(1)

Included restricted commercial mortgage loans of $56 million, $59 million, $62 million, $87 million and $90 million, respectively, as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018 related to a securitization entity.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$39,583	$38,369	$37,940	$38,018	$37,913
Policyholder account balances	22,673	22,651	22,968	22,993	23,366
Liability for policy and contract claims	10,677	10,536	10,379	9,844	9,665
Unearned premiums	3,488	3,482	3,546	3,668	3,669
Other liabilities	1,723	1,682	1,682	1,830	1,965
Borrowings related to a securitization entity	—	—	—	20	28
Non-recourse funding obligations	311	311	311	310	310
Long-term borrowings	4,044	4,035	4,025	4,051	4,047
Deferred tax liability	28	30	24	21	23
Separate account liabilities	6,187	6,210	5,859	6,745	6,750

Total liabilities	88,714	87,306	86,734	87,500	87,736

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,983	11,989	11,987	11,983	11,981

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,294	932	585	598	726
Net unrealized gains (losses) on other-than-temporarily impaired securities	11	11	10	10	10

Net unrealized investment gains (losses)	1,305	943	595	608	736
Derivatives qualifying as hedges	1,983	1,850	1,781	1,717	1,863
Foreign currency translation and other adjustments	(275)	(301)	(332)	(258)	(272)

Total accumulated other comprehensive income	3,013	2,492	2,044	2,067	2,327
Retained earnings	1,460	1,292	1,118	1,447	1,301
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,757	13,074	12,450	12,798	12,910
Noncontrolling interests	1,835	1,808	1,739	1,823	1,831

Total equity	15,592	14,882	14,189	14,621	14,741

Total liabilities and equity	$104,306	$102,188	$100,923	$102,121	$102,477

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2019
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,846	$5,060	$2,303	$62,499	$2,896	$1,008	$77,612
Deferred acquisition costs and intangible assets	50	140	65	1,911	173	10	2,349
Reinsurance recoverable	—	—	2	16,474	735	—	17,211
Deferred tax and other assets	81	72	154	118	27	495	947
Separate account assets	—	—	—	—	6,187	—	6,187

Total assets	$3,977	$5,272	$2,524	$81,002	$10,018	$1,513	$104,306

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$39,581	$2	$—	$39,583
Policyholder account balances	—	—	—	19,434	3,239	—	22,673
Liability for policy and contract claims	254	91	209	10,102	13	8	10,677
Unearned premiums	419	1,571	997	497	4	—	3,488
Non-recourse funding obligations	—	—	—	311	—	—	311
Deferred tax and other liabilities	79	183	185	560	52	692	1,751
Borrowings and capital securities	—	333	140	—	—	3,571	4,044
Separate account liabilities	—	—	—	—	6,187	—	6,187

Total liabilities	752	2,178	1,531	70,485	9,497	4,271	88,714

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,148	1,947	453	7,419	515	(2,738)	10,744
Allocated accumulated other comprehensive income (loss)	77	(188)	40	3,098	6	(20)	3,013

Total Genworth Financial, Inc.’s stockholders’ equity	3,225	1,759	493	10,517	521	(2,758)	13,757
Noncontrolling interests	—	1,335	500	—	—	—	1,835

Total equity	3,225	3,094	993	10,517	521	(2,758)	15,592

Total liabilities and equity	$3,977	$5,272	$2,524	$81,002	$10,018	$1,513	$104,306

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2019
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,652	$4,935	$2,300	$61,882	$2,918	$(555)	$75,132
Deferred acquisition costs and intangible assets	50	137	69	2,029	189	10	2,484
Reinsurance recoverable	—	—	4	16,513	740	—	17,257
Deferred tax and other assets	106	74	160	195	25	545	1,105
Separate account assets	—	—	—	—	6,210	—	6,210

Total assets	$3,808	$5,146	$2,533	$80,619	$10,082	$—	$102,188

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$38,367	$2	$—	$38,369
Policyholder account balances	—	—	—	19,442	3,209	—	22,651
Liability for policy and contract claims	280	88	204	9,946	10	8	10,536
Unearned premiums	421	1,518	1,031	508	4	—	3,482
Non-recourse funding obligations	—	—	—	311	—	—	311
Deferred tax and other liabilities	104	169	177	618	48	596	1,712
Borrowings and capital securities	—	324	141	—	—	3,570	4,035
Separate account liabilities	—	—	—	—	6,210	—	6,210

Total liabilities	805	2,099	1,553	69,192	9,483	4,174	87,306

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,973	1,960	450	8,726	598	(4,125)	10,582
Allocated accumulated other comprehensive income (loss)	30	(229)	38	2,701	1	(49)	2,492

Total Genworth Financial, Inc.’s stockholders’ equity	3,003	1,731	488	11,427	599	(4,174)	13,074
Noncontrolling interests	—	1,316	492	—	—	—	1,808

Total equity	3,003	3,047	980	11,427	599	(4,174)	14,882

Total liabilities and equity	$3,808	$5,146	$2,533	$80,619	$10,082	$—	$102,188

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of March 31, 2019	$28	$122	$38	$3,320	$188	$3,696
Costs deferred	3	11	2	2	—	18
Amortization, net of interest accretion	(3)	(10)	(3)	(62)	(4)	(82)
Impact of foreign currency translation	—	2	—	—	—	2

Unamortized balance as of June 30, 2019	28	125	37	3,260	184	3,634
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(1,510)	(19)	(1,529)

Balance as of June 30, 2019	$28	$125	$37	$1,750	$165	$2,105

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$206	$194	$400	$193	$190	$184	$179	$746
Net investment income	28	28	56	26	23	23	21	93
Net investment gains (losses)	—	—	—	—	—	—	—	—
Policy fees and other income	1	1	2	—	1	1	—	2

Total revenues	235	223	458	219	214	208	200	841

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	16	16	14	20	(14)	16	15,800
Acquisition and operating expenses, net of deferrals	44	46	90	44	41	45	39	169
Amortization of deferred acquisition costs and intangibles	4	4	8	3	4	3	4	14

Total benefits and expenses	48	66	114	61	65	34	59	219

INCOME BEFORE INCOME TAXES	187	157	344	158	149	174	141	622
Provision for income taxes	40	33	73	34	31	37	30	132

NET INCOME	147	124	271	124	118	137	111	490

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses	—	—	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$147	$124	$271	$124	$118	$137	$111	$490

SALES:
Flow New Insurance Written (NIW)	$15,800	$9,600	$25,400	$9,300	$10,300	$11,400	$9,000	$40,000

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019				2018
	2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$13,900	88%	$8,400	87%	$7,900	85%	$8,400	82%	$9,700	85%	$7,300	81%
Single	1,900	12	1,200	13	1,400	15	1,900	18	1,700	15	1,700	19

Total Flow	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

FICO Scores
Over 735	$9,200	58%	$5,500	57%	$5,200	56%	$6,000	58%	$6,900	60%	$5,300	59%
680-735	5,500	35	3,300	35	3,200	35	3,300	32	3,700	32	3,000	33
660-679(2)	600	4	400	4	500	5	500	5	400	4	400	5
620-659	500	3	400	4	400	4	500	5	400	4	300	3
<620	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Loan-To-Value Ratio
95.01% and above	$2,900	18%	$1,800	19%	$2,000	21%	$2,000	19%	$2,400	21%	$1,600	18%
90.01% to 95.00%	6,900	44	4,200	44	4,000	43	4,500	44	4,900	43	3,900	43
85.01% to 90.00%	4,300	27	2,500	26	2,300	25	2,800	27	2,900	25	2,500	28
85.00% and below	1,700	11	1,100	11	1,000	11	1,000	10	1,200	11	1,000	11

Total Flow	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Origination
Purchase	$13,900	88%	$8,600	90%	$8,800	95%	$9,800	95%	$10,700	94%	$8,000	89%
Refinance	1,900	12	1,000	10	500	5	500	5	700	6	1,000	11

Total Flow	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$204	$193	$397	$192	$195	$191	$185	$763

Flow New Risk Written	$3,931	$2,403	$6,334	$2,300	$2,559	$2,866	$2,247	$9,972

Primary Insurance In-Force(1)	$178,500	$170,400		$166,700	$163,200	$159,500	$154,900
Risk In-Force
Flow(2)	$42,917	$41,020		$40,115	$39,304	$38,433	$37,252
Bulk(3)	167	173		178	188	195	202

Total Primary	43,084	41,193		40,293	39,492	38,628	37,454
Pool	62	66		69	72	75	80

Total Risk In-Force	$43,146	$41,259		$40,362	$39,564	$38,703	$37,534

Primary Risk In-Force That Is GSE Conforming	93%	93%		94%	94%	94%	94%

Expense Ratio (Net Earned Premiums)(4)	24%	25%	25%	24%	23%	26%	24%	25%

Expense Ratio (Net Premiums Written)(5)	24%	26%	25%	25%	23%	25%	23%	24%

Flow Persistency	82%	86%		86%	84%	83%	84%

Risk To Capital Ratio(6)	11.8:1	11.9:1		12.2:1	12.3:1	12.6:1	12.5:1

PMIERs Sufficiency Ratio(7)	123%	123%		129%	130%	129%	124%

Average Primary Loan Size (in thousands)	$218	$215		$213	$211	$209	$207

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of June 30, 2019, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of June 30, 2019 and March 31, 2019, the PMIERs sufficiency ratios were in excess of $650 million and $600 million, respectively, of available assets above the PMIERs requirements. As of December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, the PMIERs sufficiency ratios were in excess of $750 million, $750 million, $700 million and $600 million, respectively, of available assets above the prior PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid claims
Flow
Direct	$24	$30	$54	$34	$52	$45	$53	$184
Assumed(1)	—	—	—	—	—	—	1	1
Ceded	—	—	—	—	—	—	(1)	(1)
Loss adjustment expenses	2	2	4	—	3	2	2	7

Total Flow	26	32	58	34	55	47	55	191
Bulk	—	—	—	—	1	—	1	2

Total Primary	26	32	58	34	56	47	56	193
Pool	—	—	—	—	—	1	—	1

Total Paid Claims	$26	$32	$58	$34	$56	$48	$56	$194

Average Paid Claim (in thousands)	$45.4	$49.0		$41.4	$45.9	$43.1	$47.5

Average Reserve Per Delinquency (in thousands)
Flow	$16.5	$17.4		$17.3	$18.8	$19.6	$20.2
Bulk loans with established reserve	$14.1	$13.8		$14.6	$17.6	$18.4	$17.6

Reserves:
Flow direct case	$222	$246		$261	$280	$314	$372
Bulk direct case	4	4		5	7	8	8
Assumed(1)	1	1		2	2	2	2
All other(2)	27	29		28	28	28	33

Total Reserves	$254	$280		$296	$317	$352	$415

Beginning Reserves	$280	$296	$296	$317	$352	$415	$455	$455
Paid claims	(26)	(32)	(58)	(34)	(56)	(48)	(57)	(195)
Increase (decrease) in reserves	—	16	16	13	21	(15)	17	36

Ending Reserves	$254	$280	$254	$296	$317	$352	$415	$296

Beginning Reinsurance Recoverable(3)	$—	$—	$—	$—	$—	$—	$1	$1
Ceded paid claims	—	—	—	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$—	$—	$—	$—	$—	$—	$—

Loss Ratio(4)	—%	8%	4%	7%	11%	(8)%	9%	5%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the second quarter of 2019, the company recorded a favorable reserve adjustment of $10 million, which reduced the loss ratio by five percentage points for the three months ended June 30, 2019. During the second quarter of 2018, the company recorded a favorable reserve adjustment of $28 million, which reduced the loss ratio by four percentage points for the twelve months ended December 31, 2018 and 15 percentage points for the three months ended June 30, 2018.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	15,070	15,764		16,670	16,367	17,505	20,007
Bulk loans with an established reserve	347	360		403	415	445	494
Bulk loans with no reserve(1)	65	82		86	92	101	101

Total Number of Primary Delinquencies	15,482	16,206		17,159	16,874	18,051	20,602

Beginning Number of Primary Delinquencies	16,206	17,159	17,159	16,874	18,051	20,602	23,188	23,188
New delinquencies	7,705	8,539	16,244	8,719	7,884	7,049	8,409	32,061
Delinquency cures	(7,872)	(8,835)	(16,707)	(7,601)	(7,857)	(8,488)	(9,840)	(33,786)
Paid claims	(557)	(657)	(1,214)	(833)	(1,204)	(1,112)	(1,155)	(4,304)

Ending Number of Primary Delinquencies	15,482	16,206	15,482	17,159	16,874	18,051	20,602	17,159

Composition of Cures
Reported delinquent and cured-intraquarter	1,621	2,342		1,767	1,651	1,514	2,288
Number of missed payments delinquent prior to cure:
3 payments or less	4,567	4,862		4,131	3,951	4,568	5,413
4 - 11 payments	1,434	1,345		1,382	1,943	2,070	1,719
12 payments or more	250	286		321	312	336	420

Total	7,872	8,835		7,601	7,857	8,488	9,840

Primary Delinquencies by Missed Payment Status
3 payments or less	7,807	7,873		8,578	7,853	7,539	8,335
4 - 11 payments	4,243	4,755		4,689	4,745	5,657	6,875
12 payments or more	3,432	3,578		3,892	4,276	4,855	5,392

Primary Delinquencies	15,482	16,206		17,159	16,874	18,051	20,602

	June 30, 2019
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	7,629	$26	$341	8%
4 - 11 payments in default	4,162	75	190	39%
12 payments or more in default	3,279	121	167	72%

Total	15,070	$222	$698	32%

	December 31, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,360	$31	$365	8%
4 - 11 payments in default	4,591	88	208	42%
12 payments or more in default	3,719	142	188	76%

Total	16,670	$261	$761	34%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2019		2018
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	818,358	792,800	783,288	773,290	762,727	749,145
Primary delinquent loans	15,482	16,206	17,159	16,874	18,051	20,602
Primary delinquency rate	1.89%	2.04%	2.19%	2.18%	2.37%	2.75%

Flow loans in-force	806,739	780,733	770,657	759,965	748,497	734,411
Flow delinquent loans	15,070	15,764	16,670	16,367	17,505	20,007
Flow delinquency rate	1.87%	2.02%	2.16%	2.15%	2.34%	2.72%

Bulk loans in-force	11,619	12,067	12,631	13,325	14,230	14,734
Bulk delinquent loans	412	442	489	507	546	595
Bulk delinquency rate	3.55%	3.66%	3.87%	3.80%	3.84%	4.04%

A minus and sub-prime loans in-force	14,180	14,712	15,348	16,087	16,928	17,964
A minus and sub-prime delinquent loans	2,367	2,530	2,727	2,817	3,058	3,557
A minus and sub-prime delinquency rate	16.69%	17.20%	17.77%	17.51%	18.06%	19.80%

Pool Loans
Pool loans in-force	4,331	4,470	4,535	4,636	4,774	4,961
Pool delinquent loans	177	187	220	215	204	220
Pool delinquency rate	4.09%	4.18%	4.85%	4.64%	4.27%	4.43%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	57%	57%	57%
680-735	32%	32%	32%	32%	32%	32%
660-679(1)	5%	5%	5%	5%	5%	5%
620-659	5%	5%	5%	5%	5%	5%
<620	1%	1%	1%	1%	1%	1%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	June 30, 2019
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.10%	8.4%	$1,515	0.9%	$285	0.7%	11.39%
2005 to 2008	5.47%	58.2	17,576	9.8	4,037	9.4	7.79%
2009 to 2012	4.29%	2.2	3,934	2.2	913	2.1	1.80%
2013	4.11%	1.8	4,755	2.7	1,162	2.7	1.44%
2014	4.45%	4.4	8,277	4.6	2,013	4.7	1.80%
2015	4.15%	6.2	16,648	9.3	4,023	9.3	1.27%
2016	3.89%	7.5	30,515	17.1	7,348	17.0	0.93%
2017	4.25%	7.2	33,245	18.6	8,087	18.8	0.90%
2018	4.77%	3.9	36,887	20.7	9,025	20.9	0.49%
2019	4.75%	0.2	25,129	14.1	6,191	14.4	0.07%

Total	4.53%	100.0%	$178,481	100.0%	$43,084	100.0%	1.89%

	June 30, 2019		March 31, 2019		June 30, 2018
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$43,084	1.89%	$41,193	2.04%	$38,628	2.37%
Top 10 lenders	$12,597	2.11%	$11,617	2.38%	$11,249	2.83%
Top 20 lenders	$16,729	2.03%	$15,555	2.27%	$15,014	2.75%

Loan-to-value ratio
95.01% and above	$7,837	3.16%	$7,401	3.46%	$6,594	4.22%
90.01% to 95.00%	22,389	1.49%	21,433	1.59%	20,088	1.75%
80.01% to 90.00%	12,699	1.59%	12,195	1.73%	11,762	2.05%
80.00% and below	159	2.43%	164	2.43%	184	2.81%

Total	$43,084	1.89%	$41,193	2.04%	$38,628	2.37%

Loan grade
Prime	$42,587	1.63%	$40,678	1.76%	$38,035	2.01%
A minus and sub-prime	497	16.69%	515	17.20%	593	18.06%

Total	$43,084	1.89%	$41,193	2.04%	$38,628	2.37%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $254 million as of June 30, 2019.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$125	$126	$251	$128	$127	$131	$139	$525
Net investment income	35	34	69	36	34	34	34	138
Net investment gains (losses)	1	(1)	—	(136)	29	(15)	(15)	(137)

Total revenues	161	159	320	28	190	150	158	526

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	19	38	23	18	19	18	78
Acquisition and operating expenses, net of deferrals	22	20	42	16	17	20	17	70
Amortization of deferred acquisition costs and intangibles	11	10	21	11	11	11	10	43
Interest expense	5	4	9	5	4	4	5	18

Total benefits and expenses	57	53	110	55	50	54	50	209

INCOME (LOSS) BEFORE INCOME TAXES	104	106	210	(27)	140	96	108	317
Provision (benefit) for income taxes	29	29	58	(7)	37	24	30	84

NET INCOME (LOSS)	75	77	152	(20)	103	72	78	233
Less: net income (loss) attributable to noncontrolling interests	35	36	71	(6)	46	32	36	108

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	41	81	(14)	57	40	42	125

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	—	—	—	78	(17)	8	9	78
(Gains) losses on early extinguishment of debt, net(2)	1	—	1	—	—	—	—	—
Taxes on adjustments	—	—	—	(16)	4	(2)	(2)	(16)

ADJUSTED OPERATING INCOME(3)	$41	$41	$82	$48	$44	$46	$49	$187

SALES:
New Insurance Written (NIW)
Flow	$3,900	$2,200	$6,100	$3,300	$4,200	$3,700	$2,500	$13,700
Bulk	1,900	700	2,600	900	600	900	900	3,300

Total Canada NIW(4)	$5,800	$2,900	$8,700	$4,200	$4,800	$4,600	$3,400	$17,000

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$(1)	$1	$—	$136	$(29)	$15	$15	$137
Adjustment for net investment gains (losses) attributable to noncontrolling interests	1	(1)	—	(58)	12	(7)	(6)	(59)

Net investment (gains) losses, net	$—	$—	$—	$78	$(17)	$8	$9	$78

(2)	For the three months ended June 30, 2019, (gains) losses on the early extinguishment of debt were adjusted for the portion attributable to noncontrolling interests of $1 million.
(3)

Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $43 million and $87 million for the three and six months ended June 30, 2019, respectively.

(4)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,100 million and $9,100 million for the three and six months ended June 30, 2019, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$145	$79	$224	$119	$150	$133	$92	$494
Loss Ratio(1)	15%	15%	15%	18%	14%	15%	13%	15%
Expense Ratio (Net Earned Premiums)(2)	26%	24%	25%	21%	22%	23%	20%	22%
Expense Ratio (Net Premiums Written)(3)	22%	39%	28%	23%	19%	23%	30%	23%

Primary Insurance In-Force(4)	$395,700	$382,200		$372,000	$389,400	$380,200	$384,600
Primary Risk In-Force(5)
Flow	$94,900	$91,600		$89,000	$92,800	$89,800	$90,500
Bulk	43,600	42,200		41,200	43,500	43,300	44,100

Total	$138,500	$133,800		$130,200	$136,300	$133,100	$134,600

	June 30, 2019			March 31, 2019
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$47,842	$47,842	$—	$45,964	$45,964	$—
90.01% to 95.00%	27,898	27,898	—	26,987	26,987	—
80.01% to 90.00%	15,974	15,974	—	15,532	15,532	—
80.00% and below	46,774	3,152	43,622	45,303	3,075	42,228

Total	$138,488	$94,866	$43,622	$133,786	$91,558	$42,228

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $157.0 billion, $154.0 billion, $152.0 billion, $163.0 billion, $162.0 billion and $168.0 billion as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The current period reported amount is an estimate due to the timing of information received by the company’s customers.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Insured loans in-force(1),(2)	2,174,084	2,152,048	2,143,191	2,133,618	2,137,221
Insured delinquent loans	1,701	1,760	1,684	1,695	1,742
Insured delinquency rate(2),(3)	0.08%	0.08%	0.08%	0.08%	0.08%

Flow loans in-force(1)	1,523,128	1,507,283	1,499,304	1,486,859	1,470,826
Flow delinquent loans	1,340	1,384	1,310	1,327	1,406
Flow delinquency rate(3)	0.09%	0.09%	0.09%	0.09%	0.10%

Bulk loans in-force(1)	650,956	644,765	643,887	646,759	666,395
Bulk delinquent loans	361	376	374	368	336
Bulk delinquency rate(3)	0.06%	0.06%	0.06%	0.06%	0.05%

Loss Metrics	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Beginning Reserves	$88	$84	$82	$83	$84
Paid claims(4)	(18)	(19)	(18)	(19)	(20)
Increase in reserves	19	21	24	17	21
Impact of changes in foreign exchange rates	2	2	(4)	1	(2)

Ending Reserves	$91	$88	$84	$82	$83

	June 30, 2019		March 31, 2019		June 30, 2018
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	47%	0.03%	47%	0.03%
Alberta	17	0.21%	17	0.19%	16	0.17%
British Columbia	14	0.04%	14	0.04%	14	0.04%
Quebec	13	0.07%	13	0.09%	13	0.10%
Saskatchewan	3	0.27%	3	0.29%	3	0.28%
Nova Scotia	2	0.13%	2	0.13%	2	0.15%
Manitoba	2	0.09%	2	0.11%	2	0.10%
New Brunswick	1	0.08%	1	0.13%	1	0.15%
All Other	1	0.20%	1	0.20%	2	0.20%

Total	100%	0.08%	100%	0.08%	100%	0.08%

By Policy Year
2010 and prior	39%	0.04%	39%	0.04%	41%	0.05%
2011	5	0.14%	5	0.15%	5	0.13%
2012	6	0.16%	6	0.17%	6	0.18%
2013	6	0.16%	6	0.18%	6	0.15%
2014	7	0.17%	7	0.17%	8	0.16%
2015	10	0.11%	11	0.12%	11	0.11%
2016	13	0.08%	13	0.08%	13	0.08%
2017	7	0.09%	7	0.08%	7	0.04%
2018	5	0.03%	5	0.02%	3	—%
2019	2	—%	1	—%	—	—%

Total	100%	0.08%	100%	0.08%	100%	0.08%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 901,000 as of June 30, 2019, 902,000 as of March 31, 2019, 910,000 as of December 31, 2018, 924,000 as of September 30, 2018 and 935,000 as of June 30, 2018. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.19% as of June 30, 2019, 0.20% as of March 31, 2019, 0.18% as of December 31, 2018 and September 30, 2018 and 0.19% as of June 30, 2018. The current period reported amounts are estimates due to the timing of information received by the company’s customers.

(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid claims(1)
Flow	$22	$26	$48	$18	$23	$26	$23	$90
Bulk	1	1	2	2	2	1	2	7

Total Paid Claims	$23	$27	$50	$20	$25	$27	$25	$97

Average Paid Claim (in thousands)	$67.0	$81.2		$58.1	$67.4	$79.4	$68.5

Average Reserve Per Delinquency (in thousands)	$69.9	$66.4		$68.0	$62.6	$62.5	$62.7

Loss Metrics
Beginning Reserves	$117	$115	$115	$106	$109	$108	$109	$109
Paid claims(1)	(23)	(27)	(50)	(20)	(25)	(27)	(25)	(97)
Increase in reserves	25	29	54	29	22	28	24	103

Ending Reserves	$119	$117	$119	$115	$106	$109	$108	$115

Loan Amount(2)
Over $550K	9%	9%		9%	9%	9%	8%
$400K to $550K	15	15		15	15	15	15
$250K to $400K	35	35		35	34	34	34
$100K to $250K	38	38		38	39	39	39
$100K or Less	3	3		3	3	3	4

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$238	$237		$237	$236	$234	$233

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$80	$83	$163	$82	$87	$106	$98	$373
Net investment income	15	16	31	15	17	18	17	67
Net investment gains (losses)	1	12	13	(19)	1	12	(9)	(15)
Policy fees and other income	—	(1)	(1)	1	—	—	1	2

Total revenues	96	110	206	79	105	136	107	427

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	28	54	24	27	29	30	110
Acquisition and operating expenses, net of deferrals	17	17	34	16	15	17	17	65
Amortization of deferred acquisition costs and intangibles	9	9	18	10	10	12	11	43
Interest expense	2	2	4	2	3	2	2	9

Total benefits and expenses	54	56	110	52	55	60	60	227

INCOME BEFORE INCOME TAXES	42	54	96	27	50	76	47	200
Provision for income taxes	13	16	29	8	15	23	14	60

NET INCOME	29	38	67	19	35	53	33	140
Less: net income attributable to noncontrolling interests	15	20	35	8	18	27	17	70

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	14	18	32	11	17	26	16	70

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(1)	(6)	(7)	10	—	(6)	4	8
Taxes on adjustments	—	2	2	(3)	—	2	(1)	(2)

ADJUSTED OPERATING INCOME(2)	$13	$14	$27	$18	$17	$22	$19	$76

SALES:
New Insurance Written (NIW)
Flow	$3,700	$3,400	$7,100	$4,000	$3,800	$3,700	$3,400	$14,900
Bulk	1,200	500	1,700	800	—	900	—	1,700

Total Australia NIW(3),(4)	$4,900	$3,900	$8,800	$4,800	$3,800	$4,600	$3,400	$16,600

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(1)	$(12)	$(13)	$19	$(1)	$(12)	$9	$15
Adjustment for net investment gains (losses) attributable to noncontrolling interests	—	6	6	(9)	1	6	(5)	(7)

Net investment (gains) losses, net	$(1)	$(6)	$(7)	$10	$—	$(6)	$4	$8

(2)

Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $14 million and $30 million for the three and six months ended June 30, 2019, respectively.

(3)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,400 million and $9,600 million for the three and six months ended June 30, 2019, respectively.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$58	$52	$110	$70	$56	$56	$60	$242
Loss Ratio(1)	34%	34%	34%	29%	31%	28%	30%	30%
Expense Ratio (Net Earned Premiums)(2)	33%	31%	32%	32%	29%	27%	29%	29%
Expense Ratio (Net Premiums Written)(3)	44%	50%	47%	38%	46%	50%	47%	45%

Primary Insurance In-Force(4)	$215,600	$219,200		$218,200	$222,500	$229,400	$246,300
Primary Risk In-Force(4),(5)
Flow	$69,100	$70,600		$70,300	$71,900	$74,000	$79,600
Bulk	6,000	5,700		5,700	5,600	5,900	6,100

Total	$75,100	$76,300		$76,000	$77,500	$79,900	$85,700

	June 30, 2019			March 31, 2019
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$10,624	$10,624	$—	$11,045	$11,045	$—
90.01% to 95.00%	20,938	20,932	6	21,247	21,242	5
80.01% to 90.00%	22,722	22,656	66	22,845	22,783	62
80.00% and below	20,809	14,924	5,885	21,170	15,511	5,659

Total	$75,093	$69,136	$5,957	$76,307	$70,581	$5,726

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $157 million, $157 million, $154 million, $158 million, $159 million and $160 million as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Insured loans in-force	1,308,811	1,323,172	1,332,906	1,335,133	1,354,614
Insured delinquent loans	7,891	7,490	7,145	7,350	7,306
Insured delinquency rate	0.60%	0.57%	0.54%	0.55%	0.54%
Flow loans in-force	1,200,603	1,217,050	1,226,219	1,229,558	1,247,229
Flow delinquent loans	7,642	7,265	6,931	7,133	7,076
Flow delinquency rate	0.64%	0.60%	0.57%	0.58%	0.57%
Bulk loans in-force	108,208	106,122	106,687	105,575	107,385
Bulk delinquent loans	249	225	214	217	230
Bulk delinquency rate	0.23%	0.21%	0.20%	0.21%	0.21%
Loss Metrics	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Beginning Reserves	$204	$196	$201	$206	$211
Paid claims(2)	(20)	(22)	(25)	(27)	(25)
Increase in reserves	27	28	25	26	29
Impact of changes in foreign exchange rates	(2)	2	(5)	(4)	(9)

Ending Reserves	$209	$204	$196	$201	$206

	June 30, 2019		March 31, 2019		June 30, 2018
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	27%	0.45%	28%	0.41%	28%	0.37%
Queensland	23	0.81%	23	0.74%	23	0.73%
Victoria	23	0.45%	22	0.42%	23	0.42%
Western Australia	13	1.10%	13	1.05%	12	0.99%
South Australia	6	0.68%	6	0.69%	6	0.67%
Australian Capital Territory	3	0.25%	3	0.19%	3	0.18%
Tasmania	2	0.31%	2	0.28%	2	0.34%
New Zealand	2	0.02%	2	0.04%	2	0.06%
Northern Territory	1	0.83%	1	0.76%	1	0.61%

Total	100%	0.60%	100%	0.57%	100%	0.54%

By Policy Year(1)
2010 and prior	44%	0.52%	45%	0.49%	47%	0.49%
2011	4	0.80%	4	0.78%	5	0.75%
2012	6	1.11%	6	1.05%	6	0.92%
2013	7	1.10%	7	0.98%	7	0.87%
2014	8	0.97%	8	0.90%	9	0.79%
2015	7	0.82%	8	0.74%	8	0.59%
2016	7	0.60%	7	0.54%	8	0.35%
2017	7	0.36%	7	0.28%	7	0.11%
2018	7	0.15%	7	0.07%	3	—%
2019	3	0.01%	1	—%	—	—%

Total	100%	0.60%	100%	0.57%	100%	0.54%

(1)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$28	$30	$58	$34	$38	$33	$44	$149

Total Paid Claims	$28	$30	$58	$34	$38	$33	$44	$149

Average Paid Claim (in thousands)	$94.1	$94.2		$104.2	$117.2	$110.1	$119.5

Average Reserve Per Delinquency (in thousands)	$37.8	$38.4		$39.0	$37.9	$38.2	$39.4

Loss Metrics
Beginning Reserves	$288	$279	$279	$278	$279	$274	$280	$280
Paid claims(1)	(28)	(30)	(58)	(34)	(38)	(33)	(44)	(149)
Increase in reserves	38	39	77	35	37	38	38	148

Ending Reserves	$298	$288	$298	$279	$278	$279	$274	$279

Loan Amount(2),(3)
Over $550K	19%	18%		18%	18%	17%	17%
$400K to $550K	21	21		21	21	21	20
$250K to $400K	33	34		34	34	34	35
$100K to $250K	22	22		22	22	23	23
$100K or Less	5	5		5	5	5	5

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$235	$233		$232	$231	$229	$228

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$713	$709	$1,422	$716	$717	$712	$722	$2,867
Net investment income	724	701	1,425	690	696	707	688	2,781
Net investment gains (losses)	(36)	84	48	38	(7)	(10)	8	29
Policy fees and other income	187	151	338	154	155	169	163	641

Total revenues	1,588	1,645	3,233	1,598	1,561	1,578	1,581	6,318

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,211	1,236	2,447	1,767	1,248	1,163	1,238	5,416
Interest credited	106	106	212	113	113	116	119	461
Acquisition and operating expenses, net of deferrals	142	148	290	153	144	146	141	584
Amortization of deferred acquisition costs and intangibles	67	66	133	55	53	78	71	257
Interest expense	4	5	9	4	4	4	4	16

Total benefits and expenses	1,530	1,561	3,091	2,092	1,562	1,507	1,573	6,734

INCOME (LOSS) BEFORE INCOME TAXES	58	84	142	(494)	(1)	71	8	(416)
Provision (benefit) for income taxes	19	24	43	(101)	6	21	6	(68)

NET INCOME (LOSS)	39	60	99	(393)	(7)	50	2	(348)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	35	(86)	(51)	(41)	6	9	(9)	(35)
Expenses related to restructuring	(1)	4	3	—	—	—	—	—
Taxes on adjustments	(7)	17	10	9	(2)	(2)	2	7

ADJUSTED OPERATING INCOME (LOSS)	$66	$(5)	$61	$(425)	$(3)	$57	$(5)	$(376)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$36	$(84)	$(48)	$(38)	$7	$10	$(8)	$(29)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(2)	(3)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$35	$(86)	$(51)	$(41)	$6	$9	$(9)	$(35)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$640	$628	$1,268	$650	$648	$632	$631	$2,561
Net investment income	428	406	834	398	397	399	382	1,576
Net investment gains (losses)	(15)	80	65	46	4	3	6	59
Policy fees and other income	2	—	2	—	(1)	1	1	1

Total revenues	1,055	1,114	2,169	1,094	1,048	1,035	1,020	4,197

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	896	927	1,823	1,311	944	874	928	4,057
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	93	101	194	105	99	101	93	398
Amortization of deferred acquisition costs and intangibles	26	25	51	25	24	22	27	98
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	1,015	1,053	2,068	1,441	1,067	997	1,048	4,553

INCOME (LOSS) BEFORE INCOME TAXES	40	61	101	(347)	(19)	38	(28)	(356)
Provision (benefit) for income taxes	15	19	34	(69)	1	14	(1)	(55)

NET INCOME (LOSS)	25	42	67	(278)	(20)	24	(27)	(301)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses	15	(80)	(65)	(46)	(4)	(3)	(6)	(59)
Expenses related to restructuring	(1)	2	1	—	—	—	—	—
Taxes on adjustments	(2)	16	14	10	—	1	1	12

ADJUSTED OPERATING INCOME (LOSS)	$37	$(20)	$17	$(314)	$(24)	$22	$(32)	$(348)

RATIOS:
Loss Ratio(1)	74%	81%	78%	138%	83%	75%	84%	95%
Gross Benefits Ratio(2)	140%	148%	144%	202%	146%	138%	147%	158%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$73	$81	$154	$66	$69	$80	$91	$306
Net investment income	130	133	263	127	128	125	124	504
Net investment gains (losses)	(3)	10	7	(5)	(4)	(2)	5	(6)
Policy fees and other income	182	148	330	151	152	164	159	626

Total revenues	382	372	754	339	345	367	379	1,430

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	244	242	486	367	239	225	247	1,078
Interest credited	58	58	116	61	59	60	61	241
Acquisition and operating expenses, net of deferrals	37	34	71	35	33	33	35	136
Amortization of deferred acquisition costs and intangibles	28	27	55	14	16	42	29	101
Interest expense	4	5	9	4	4	4	4	16

Total benefits and expenses	371	366	737	481	351	364	376	1,572

INCOME (LOSS) BEFORE INCOME TAXES	11	6	17	(142)	(6)	3	3	(142)
Provision (benefit) for income taxes	3	1	4	(30)	(1)	1	—	(30)

NET INCOME (LOSS)	8	5	13	(112)	(5)	2	3	(112)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses	3	(10)	(7)	5	4	2	(5)	6
Expenses related to restructuring	—	1	1	—	—	—	—	—
Taxes on adjustments	(1)	2	1	(1)	(1)	—	1	(1)

ADJUSTED OPERATING INCOME (LOSS)	$10	$(2)	$8	$(108)	$(2)	$4	$(1)	$(107)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	166	162	328	165	171	183	182	701
Net investment gains (losses)	(18)	(6)	(24)	(3)	(7)	(11)	(3)	(24)
Policy fees and other income	3	3	6	3	4	4	3	14

Total revenues	151	159	310	165	168	176	182	691

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	71	67	138	89	65	64	63	281
Interest credited	48	48	96	52	54	56	58	220
Acquisition and operating expenses, net of deferrals	12	13	25	13	12	12	13	50
Amortization of deferred acquisition costs and intangibles	13	14	27	16	13	14	15	58
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	144	142	286	170	144	146	149	609

INCOME (LOSS) BEFORE INCOME TAXES	7	17	24	(5)	24	30	33	82
Provision (benefit) for income taxes	1	4	5	(2)	6	6	7	17

NET INCOME (LOSS)	6	13	19	(3)	18	24	26	65

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	17	4	21	—	6	10	2	18
Expenses related to restructuring	—	1	1	—	—	—	—	—
Taxes on adjustments	(4)	(1)	(5)	—	(1)	(3)	—	(4)

ADJUSTED OPERATING INCOME (LOSS)	$19	$17	$36	$(3)	$23	$31	$28	$79

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$18	$6	$24	$3	$7	$11	$3	$24
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(2)	(3)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$17	$4	$21	$—	$6	$10	$2	$18

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$47	$47	$94	$45	$44	$43	$42	$174
Net investment gains (losses)	(4)	—	(4)	(15)	(3)	(1)	(14)	(33)
Policy fees and other income	35	35	70	37	38	38	40	153

Total revenues	78	82	160	67	79	80	68	294

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	1	14	17	7	7	8	39
Interest credited	40	41	81	39	38	36	37	150
Acquisition and operating expenses, net of deferrals	13	13	26	14	14	14	15	57
Amortization of deferred acquisition costs and intangibles	4	2	6	13	5	8	7	33

Total benefits and expenses	70	57	127	83	64	65	67	279

INCOME (LOSS) BEFORE INCOME TAXES	8	25	33	(16)	15	15	1	15
Provision (benefit) for income taxes	1	5	6	(3)	2	3	—	2

NET INCOME (LOSS)	7	20	27	(13)	13	12	1	13

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net(1)	2	—	2	13	1	1	12	27
Taxes on adjustments	—	—	—	(2)	—	—	(3)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$9	$20	$29	$(2)	$14	$13	$10	$35

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$4	$—	$4	$15	$3	$1	$14	$33
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	—	(2)	(2)	(2)	—	(2)	(6)

Net investment (gains) losses, net	$2	$—	$2	$13	$1	$1	$12	$27

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$4	$2	$1	$3	$2	$8
Net investment income	3	3	6	3	1	3	2	9
Net investment gains (losses)	(7)	(21)	(28)	18	(7)	—	(1)	10
Policy fees and other income	—	1	1	(1)	(1)	1	(2)	(3)

Total revenues	(2)	(15)	(17)	22	(6)	7	1	24

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	2	2	1	1	1	5
Acquisition and operating expenses, net of deferrals	9	7	16	18	12	11	11	52
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	1	1
Interest expense	62	61	123	63	61	67	65	256

Total benefits and expenses	72	69	141	83	74	79	78	314

LOSS BEFORE INCOME TAXES	(74)	(84)	(158)	(61)	(80)	(72)	(77)	(290)
Provision (benefit) for income taxes	5	5	10	(17)	(28)	3	(17)	(59)

NET LOSS	(79)	(89)	(168)	(44)	(52)	(75)	(60)	(231)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses	7	21	28	(18)	7	—	1	(10)
Expenses related to restructuring	1	—	1	—	2	—	—	2
Fees associated with bond consent solicitation	—	—	—	6	—	—	—	6
Taxes on adjustments	(1)	(5)	(6)	2	(2)	—	—	—

ADJUSTED OPERATING LOSS	$(72)	$(73)	$(145)	$(54)	$(45)	$(75)	$(59)	$(233)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Investments Summary

(amounts in millions)

		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$35,114	45%	$33,634	45%	$32,630	45%	$32,496	45%	$32,813	45%
Private fixed maturity securities		14,501	19	13,838	19	13,000	18	12,628	17	12,362	17
Residential mortgage-backed securities(1)		2,697	4	2,908	4	2,998	4	3,178	5	3,522	5
Commercial mortgage-backed securities		2,970	4	2,943	4	3,007	4	3,146	4	3,340	5
Other asset-backed securities		3,698	5	3,405	5	3,414	5	3,044	4	2,950	4
State and political subdivisions		2,636	3	2,546	3	2,552	4	2,795	4	2,855	4
Non-investment grade fixed maturity securities		2,158	3	2,086	3	2,060	3	2,117	3	2,190	3
Equity securities:
Common stocks and mutual funds		111	—	103	—	141	—	171	—	164	—
Preferred stocks		533	1	532	1	514	1	612	1	594	1
Commercial mortgage loans		6,963	9	6,929	9	6,687	9	6,568	9	6,480	9
Restricted commercial mortgage loans related to a securitization entity		56	—	59	—	62	—	87	—	90	—
Policy loans		2,076	3	1,994	3	1,861	3	1,859	3	1,872	3
Cash, cash equivalents, restricted cash and short-term investments		2,211	3	2,360	3	2,407	3	2,864	4	2,951	4
Securities lending		113	—	106	—	103	—	166	—	211	—
Other invested assets:	Limited partnerships	512	1	462	1	409	1	372	1	335	—
	Derivatives:(2)
	Long-term care (LTC) forward starting swap—cash flow	144	—	59	—	42	—	36	—	49	—
	Other cash flow	5	—	3	—	6	—	2	—	2	—
	Equity index options—non-qualified	65	—	60	—	39	—	80	—	70	—
	Other non-qualified	66	—	65	—	91	—	127	—	109	—
	Other	357	—	314	—	268	—	212	—	166	—

Total invested assets and cash		$76,986	100%	$74,406	100%	$72,291	100%	$72,560	100%	$73,125	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$10,856	24%	$10,778	25%	$10,799	26%	$11,642	28%	$12,269	29%
AA		4,202	10	4,084	10	4,117	10	4,358	10	4,428	10
A		12,555	29	12,301	29	12,005	29	11,984	28	12,174	28
BBB		15,171	34	14,240	33	13,669	32	12,994	31	12,929	30
BB		1,128	3	1,081	3	1,149	3	1,156	3	1,221	3
B		76	—	76	—	93	—	130	—	123	—
CCC and lower		25	—	25	—	25	—	27	—	31	—

Total public fixed maturity securities		$44,013	100%	$42,585	100%	$41,857	100%	$42,291	100%	$43,175	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$2,726	14%	$2,545	14%	$2,540	14%	$2,109	12%	$2,045	12%
AA		2,507	13	2,364	13	2,198	13	2,224	13	2,156	13
A		5,496	28	5,228	28	4,866	27	4,695	27	4,750	28
BBB		8,103	41	7,734	41	7,407	42	7,281	43	7,091	42
BB		869	4	843	4	737	4	724	4	733	4
B		58	—	59	—	54	—	78	1	80	1
CCC and lower		2	—	2	—	2	—	2	—	2	—

Total private fixed maturity securities		$19,761	100%	$18,775	100%	$17,804	100%	$17,113	100%	$16,857	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Certain derivative balances have been reclassified as of June 30, 2018 to conform to the current period presentation.
(3)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,987	8%	$4,731	8%	$4,631	8%	$5,181	9%	$5,353	9%
State and political subdivisions	2,636	4	2,546	4	2,552	4	2,795	5	2,855	5
Foreign government	2,649	4	2,518	4	2,393	4	2,289	4	2,380	4
U.S. corporate	31,401	49	29,941	49	28,762	48	27,538	46	27,569	46
Foreign corporate	12,647	20	12,286	20	11,837	20	12,173	20	12,002	20
Residential mortgage-backed securities	2,738	4	2,950	5	3,044	5	3,222	6	3,567	6
Commercial mortgage-backed securities	2,989	5	2,962	5	3,016	5	3,156	5	3,349	5
Other asset-backed securities	3,727	6	3,426	5	3,426	6	3,050	5	2,957	5

Total fixed maturity securities	$63,774	100%	$61,360	100%	$59,661	100%	$59,404	100%	$60,032	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$10,009	23%	$9,605	22%	$9,062	22%	$8,712	22%	$8,616	22%
Utilities	5,944	13	5,718	14	5,665	14	5,674	14	5,785	15
Energy	3,898	9	3,757	9	3,449	8	3,358	8	3,310	8
Consumer—non-cyclical	6,107	14	5,798	14	5,595	14	5,232	13	5,042	13
Consumer—cyclical	2,055	5	1,950	5	1,900	5	1,887	5	1,875	5
Capital goods	3,158	7	3,005	7	2,876	7	2,788	7	2,815	7
Industrial	2,142	5	2,029	5	1,957	5	1,899	5	2,028	5
Technology and communications	3,964	9	3,720	9	3,582	9	3,424	9	3,346	8
Transportation	2,244	5	2,164	5	2,017	5	1,945	5	1,973	5
Other	2,571	6	2,602	6	2,625	6	2,879	7	2,836	7

Subtotal	42,092	96	40,348	96	38,728	95	37,798	95	37,626	95

Non-Investment Grade:
Finance and insurance	216	1	200	—	183	—	177	—	196	—
Utilities	100	—	94	—	51	—	57	—	56	—
Energy	331	1	308	1	339	1	357	1	359	1
Consumer—non-cyclical	155	—	168	1	192	1	193	1	201	1
Consumer—cyclical	243	1	237	1	217	1	220	1	220	1
Capital goods	157	—	146	—	130	—	154	—	157	—
Industrial	211	—	193	—	226	1	219	1	232	1
Technology and communications	465	1	452	1	438	1	448	1	442	1
Transportation	8	—	13	—	23	—	13	—	6	—
Other	70	—	68	—	72	—	75	—	76	—

Subtotal	1,956	4	1,879	4	1,871	5	1,913	5	1,945	5

Total	$44,048	100%	$42,227	100%	$40,599	100%	$39,711	100%	$39,571	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,973	3%	$2,021	3%	$1,874	3%	$1,719	3%	$1,701	3%
Due after one year through five years	11,602	18	11,105	18	10,952	18	10,987	18	11,149	19
Due after five years through ten years	13,197	21	12,770	21	12,463	21	12,531	21	12,601	21
Due after ten years	27,548	43	26,126	43	24,886	42	24,739	42	24,708	41

Subtotal	54,320	85	52,022	85	50,175	84	49,976	84	50,159	84
Mortgage and asset-backed securities	9,454	15	9,338	15	9,486	16	9,428	16	9,873	16

Total fixed maturity securities	$63,774	100%	$61,360	100%	$59,661	100%	$59,404	100%	$60,032	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$665	$643	$1,308	$648	$643	$651	$635	$2,577
Fixed maturity securities—non-taxable	2	2	4	2	3	3	3	11
Commercial mortgage loans	84	81	165	80	81	77	82	320
Restricted commercial mortgage loans related to a securitization entity	1	1	2	2	1	2	2	7
Equity securities	10	9	19	9	11	10	10	40
Other invested assets	47	44	91	49	41	42	37	169
Limited partnerships	12	15	27	(4)	3	11	2	12
Policy loans	45	46	91	44	41	41	43	169
Cash, cash equivalents, restricted cash and short-term investments	11	12	23	12	13	14	12	51

Gross investment income before expenses and fees	877	853	1,730	842	837	851	826	3,356
Expenses and fees	(25)	(24)	(49)	(27)	(22)	(23)	(22)	(94)

Net investment income	$852	$829	$1,681	$815	$815	$828	$804	$3,262

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.5%	4.5%	4.5%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities—non-taxable	6.1%	6.1%	6.1%	3.7%	3.9%	3.8%	3.7%	4.0%
Commercial mortgage loans	4.8%	4.8%	4.8%	4.8%	5.0%	4.8%	5.2%	4.9%
Restricted commercial mortgage loans related to a securitization entity	7.0%	6.7%	6.8%	10.8%	4.5%	8.4%	7.8%	7.9%
Equity securities	6.3%	5.6%	5.9%	5.0%	5.7%	5.1%	5.1%	5.3%
Other invested assets(1)	56.1%	65.7%	61.1%	99.0%	107.9%	150.0%	129.8%	111.9%
Limited partnerships(2)	9.9%	13.8%	11.7%	(4.1)%	3.4%	13.8%	2.9%	3.6%
Policy loans	8.8%	9.5%	9.2%	9.5%	8.8%	9.0%	9.6%	9.2%
Cash, cash equivalents, restricted cash and short-term investments	1.9%	2.0%	2.0%	1.8%	1.8%	1.7%	1.3%	1.6%

Gross investment income before expenses and fees	5.0%	4.8%	4.9%	4.8%	4.8%	4.8%	4.8%	4.8%
Expenses and fees	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%

Net investment income	4.8%	4.7%	4.8%	4.6%	4.6%	4.7%	4.6%	4.6%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2019			2018
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(15)	$30	$15	$10	$(6)	$(7)	$(3)	$(6)
U.S. government, agencies and government-sponsored enterprises	2	33	35	54	1	—	—	55
Foreign corporate	(1)	(1)	(2)	(6)	—	(2)	(3)	(11)
Foreign government	11	1	12	(4)	(2)	—	—	(6)
State and political subdivisions	—	—	—	(1)	—	—	—	(1)
Mortgage-backed securities	1	(2)	(1)	(5)	(2)	2	(2)	(7)
Asset-backed securities	—	(1)	(1)	—	—	(1)	—	(1)
Foreign exchange	1	(1)	—	2	1	—	(1)	2

Total net realized gains (losses) on available-for-sale securities	(1)	59	58	50	(8)	(8)	(9)	25

Net realized gains (losses) on equity securities sold	—	3	3	1	—	8	2	11
Net unrealized gains (losses) on equity securities still held	(12)	8	(4)	(83)	—	3	(18)	(98)
Limited partnerships	(11)	15	4	3	3	(2)	7	11
Commercial mortgage loans	1	(1)	—	—	—	—	—	—
Derivative instruments	(22)	(10)	(32)	(85)	18	(15)	(13)	(95)

Net investment gains (losses), gross	(45)	74	29	(114)	13	(14)	(31)	(146)
Adjustment for DAC and other intangible amortization and certain benefit reserves	3	2	5	5	3	1	3	12
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(1)	(5)	(6)	67	(13)	1	11	66

Net investment gains (losses), net	$(43)	$71	$28	$(42)	$3	$(12)	$(17)	$(68)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$159	$181	$119	$801	$762
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,609	$10,539	$10,500	$10,426	$10,264
U.S. GAAP Basis ROE(1)/(2)	1.5%	1.7%	1.1%	7.7%	7.4%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$179	$175	$179	$796	$727
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,609	$10,539	$10,500	$10,426	$10,264
Operating ROE(1)/(2)	1.7%	1.7%	1.7%	7.6%	7.1%

Quarterly Average ROE	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$168	$174	$(329)	$146	$190
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,663	$10,494	$10,569	$10,657	$10,487
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	6.3%	6.6%	(12.5)%	5.5%	7.2%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$204	$121	$(291)	$145	$200
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,663	$10,494	$10,569	$10,657	$10,487
Annualized Operating Quarterly Basis ROE(3)/(4)	7.7%	4.6%	(11.0)%	5.4%	7.6%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Reconciliation of Core Yield

		2019			2018
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$77.0	$74.4	$77.0	$72.3	$72.6	$73.1	$74.6	$72.3
	Subtract:
	Securities lending	0.1	0.1	0.1	0.1	0.2	0.2	0.2	0.1
	Unrealized gains (losses)	5.9	3.8	5.9	1.9	2.2	2.7	3.7	1.9

	Adjusted end of period invested assets and cash	$71.0	$70.5	$71.0	$70.3	$70.2	$70.2	$70.7	$70.3

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.8	$70.4	$70.6	$70.2	$70.2	$70.4	$70.7	$70.4
	Subtract:
	Restricted commercial mortgage loans related to a securitization entity(1)	—	0.1	—	—	—	—	0.1	—

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.8	$70.3	$70.6	$70.2	$70.2	$70.4	$70.6	$70.4

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$852	$829	$1,681	$815	$815	$828	$804	$3,262
	Subtract:
	Bond calls and commercial mortgage loan prepayments	7	6	13	8	8	9	11	36
	Other non-core items(2)	7	2	9	2	1	2	(2)	3
	Restricted commercial mortgage loans related to a securitization entity(1)	—	—	—	1	1	—	1	3

(D)	Core Net Investment Income	$838	$821	$1,659	$804	$805	$817	$794	$3,220

(C) / (A)	Reported Yield	4.82%	4.71%	4.76%	4.64%	4.64%	4.70%	4.55%	4.63%
(D) / (B)	Core Yield	4.74%	4.67%	4.70%	4.58%	4.59%	4.64%	4.50%	4.58%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2019

Financial Strength Ratings As Of July 29, 2019

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Baa3 (Adequate)	N/A
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	N/A	N/A
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A (Strong)	N/A	N/A
Genworth Life Insurance Company	B- (Weak)	B3 (Poor)	B- (Fair)
Genworth Life and Annuity Insurance Company	B- (Weak)	B1 (Poor)	B+ (Good)
Genworth Life Insurance Company of New York	B- (Weak)	B3 (Poor)	B- (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “A” (Strong) has strong financial security characteristics that outweigh any vulnerabilities and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “A,” “BB+” and “B-” ratings are the fifth-, sixth-, eleventh- and sixteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and those rated “B” (Poor) offer questionable financial security. The “Baa” (Adequate) and “B” (Poor) ranges are the fourth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa3,” “B1” and “B3” ratings are the tenth-, fourteenth- and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B+” (Good) rating is assigned to companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B-” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B+” (Good) and “B-” (Fair) ratings are the sixth- and eighth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.